UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 30, 2013

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3F B302C, No. 185 Kewang Road
Longtan Township, Taoyuan County 325 Taiwan (R.O.C.)
	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	+866-3-4072339

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry Into A Material Definitive Agreement.

Transaction between Green Forest Management Consulting Inc. and Yu, Chien-Yang

On December 27, 2013, our wholly-owned subsidiary, Green Forest Management Consulting Inc., a Taiwan (R.O.C.) corporation (“Green Forest”), entered into a land purchase agreement (the “LPA-1”) with Yu, Chien-Yang ( the “Seller”) to acquire 35,251 square meters of land in Dataoping Section of Zaoqiao Township, Miaoli County, Taiwan (R.O.C.) and 41,184 square meters of land in Laotianliao Section of Touwu Township, Miaoli County, Taiwan (R.O.C.), all of which is 76,435 square meters (the “Land-1”).

Green Forest purchased the Land-1 for TWD$200,301,985 (US$6,755,547.6) (the “Purchase Price”). The Purchase Price was paid for through Green Forest’s issuance of a promissory note (the “Promissory Note”) payable to the Seller. Through an agreement of assignment, assumption and release (the “Assumption”), which we entered into with the Seller and Green Forest on December 27, 2013, we assumed the debt Green Forest owed under the Promissory Note, thus relieving Green Forest of its obligations thereunder.

On December 27, 2013, we entered into a stock purchase agreement for the issuance of 33,426,757 shares of our common stock, par value $0.1 per share (the “Shares”), at a purchase price of $0.2021 per share, to the Sellers and their designees pursuant to stock purchase agreements, dated December 27, 2013 (the “Subscription Agreements”). The issuance of the Shares was exempt from registration pursuant to either Regulation S or Regulation D, as stated in the respective Subscription Agreements, depending on the location and intent of the purchaser. The Shares were issued at the instruction of the Sellers and in full satisfaction of the debt we owed pursuant to the Assumption.

Transaction between Green Forest Management Consulting Inc. and Chen, Kuan-Yu

In addition to the LPA-1 between Green Forest and Seller above, on December 27, 2013, Green Forest also entered into a land purchase agreement(the “LPA-2”) with Chen, Kuan-Yu to acquire 417,175.86 square meters of land (the “ Land-2”) in Dataoping section of Zaoqiao Township and Laotianliao Section, Touwu Township, Miaoli County, Taiwan (R.O.C). In LPA-2, Green Forest will purchase the land for TWD$1,093,233,329 (US$36,871,275.9). To date, the closing in LPA-2 has not occurred. The parties remain in the preliminary discussion about how and when to close the land purchase transaction in LPA-2. Also, the parties remain in the preliminary discussion about what transactions will be established following the closing in the agreement.

The following tables detail our officers and directors and their relationship to Green Forest, if any.

Positions Held in Affiliated Entities
	Name of Natural Person Affiliate	San Lotus Holding Inc.	Green Forest Management Consulting Inc.
1	Yu, Chien-Yang	Director / Vice President	Director
2	Chen, Kuan-Yu	Director / Secretary	Director
3	Lin, Mu-Chen	Director / CFO	-
4	Chen Tseng, Chih-Ying	Director / CEO	-
5	Chen, Li-Hsing	Director / Chairman	-
6	Yang, Tai-Ming	Director	-
7	Lai, Wen-Ching	Director	-
8	Wu, Kuo-Chen	Director	-
9	Lo, Fun-Ming	Director	-
10	Chou, Shu-Hui	Director	-
11	Hsiao, Young-Yi	Director	-
12	Teng, Wei-Yuan	Director	-
13	Yueh, Jung-Lin	Director	-
14	Luc, Moc-Thuy	Director	-
15	Penick, Megan J.	Director	-
16	Chiang, Yu-Chang	-	Director / Chairman

Finally, the following table details how the Shares were distributed to the above officers, directors and affiliates in the Transaction between Green Forest Management Consulting Inc. and Yu, Chien-Yang .

Beneficial Ownership in San Lotus Shares Received as a Result of Transaction
	Name of Natural Person Affiliate	A. Beneficial Ownership in San Lotus Shares Received (A = B x C)	Holdinf Entity	B. Beneficial Ownership in Holding Entity	C. San Lotus Shares Received in Holding Entity
1	Yu, Chien-Yang	659,154	Ocean Reserve Ltd.	100.00%	659,154
		1,268,537	Rocky Yu Ltd.	100.00%	1,268,537
		1,268,537	Jackson Yu Ltd.	100.00%	1,268,537
		1,268,537	Dennis Yu Ltd.	100.00%	1,268,537
		1,268,537	Daphne Chen Ltd.	100.00%	1,268,537
2	Chen, Kuan-Yu	659,747	Allegro Equity Ltd.	75.00%	879,663
		1,250,000	Bellini Ventures Ltd.	100.00%	1,250,000
3	Lin, Mu-Chen	-	-	-	-
4	Chen Tseng, Chih-Ying	-	-	-	-
5	Chen, Li-Hsing	-	-	-	-
6	Yang, Tai-Ming	170,999	UHAO LTD.	100.00%	170,999
7	Lai, Wen-Ching	115,876	Joyful Wealth Co., Ltd.	100.00%	115,876
8	Wu, Kuo-Chen	138,666	WEI CHI LTD.	100.00%	138,666
9	Lo, Fun-Ming	-	-	-	-
10	Chou, Shu-Hui	-	-	-	-
11	Hsiao, Young-Yi	-	-	-	-
12	Teng, Wei-Yuan	-	-	-	-
13	Yueh, Jung-Lin	8,500,000	Yates Ltd.	100.00%	8,500,000
14	Luc, Moc-Thuy	-	-	-	-
15	Penick, Megan J.	-	-	-	-
16	Chiang, Yu-Chang	97,534	Lin, Chin-Chai	100.00%	97,534
* Daphne Chen Ltd. is 100% owned by Chen, Li-Chi (Yu, Chien-Yang's wife), a related party.
**Holdings computed and disclosed on an aggregate basis by Chen, Kuan-Yu and his wife Wang, Lia.
***Holdings owned by Lin, Chin-Chai (Chiang, Yu-Chang's mother), a related party.

Following the issuance of the Shares, we entered into an agreement with the Sellers noting the satisfaction of any and all obligations originally owed pursuant to the Promissory Note, thus cancelling out any and all obligations that would be owed pursuant to the Assumption (the “Note Cancellation Agreement”).

A description of the specific terms and conditions of the agreements related to this transaction are set forth in the LPA-1, attached hereto as Exhibit 10.1, the Promissory Note, attached hereto as Exhibit 10.2, the Assumption, attached hereto as Exhibit 10.3, the Note Cancellation Agreement, attached hereto as Exhibit 10.4, and the Subscription Agreements, attached hereto as Exhibit 10.5, and 10.6, all of which are incorporated herein by reference. Additionally, a description of the specific terms and conditions related to the transaction between Green Forest and Chen, Kuan-Yu are set forth in the LPA-2, attached hereto as Exhibit 10.7.

Item 2.01         Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosures concerning the acquisition set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

The Land-1 consists of 18 lots, totaling 76,435 square meters, in the Dataoping Section of Zaoqiao Township and Laotianliao Section of Touwu Township, Miliaoli County, Taiwan (R.O.C.). The lots numbered as 86-1; 86-3; 90; and 421-1in Land-1 are zoned as “agricultural region,” and are located in a sparsely populated region. By law, the entire title to such lots cannot be transferred to Green Forest until Green Forest obtains a license of agricultural enterprises. In order to secure Seller’s obligation to transfer the entire title of such lots to Green Forest when Green Forest obtains a license of agricultural enterprises, Seller shall temporally set up a Maximum Limited Mortgage to such lots as a security interest for Green Forest, as described in Section 2.3 of LPA-1.

To date, Green Forest has not owned the entire title to the lots numbered as 86-1; 86-3; 90; and 421-1 because Green Forest has not been licensed as an agricultural enterprise. But, all lots in Land-1 other than the lots numbered as 86-1; 86-3; 90; and 421-1 are zoned as respectively “traffic region;” “forest region;” and “water resource region.” The entire title to them will be transferred to Green Forest after closing, as any previous mortgage on the Land-1 will be satisfied after closing. We have attached the appraisal report hereto as Exhibit 10.8..

Before our acquisition, we had the Land-1 appraised by an independent third-party appraisal company, Zhanmao Real Estate Appraisers Firm (“Zhanmao”), to determine the Land-1’s fair market value. Zhanmao appraised the Land at TWD$200,301,985 (US$6,755,547.6) pursuant to “Sale Price Comparison approach”; “Land Development Analysis approach” for land of the specific types–agricultural; traffic; forest; and water resource.

The Land-2 consists of 137 lots, totaling 417,175.86 square meters, in the Dataoping Section of Zaoqiao Township and Laotianliao Section, Touwu Township, Miliaoli County, Taiwan (R.O.C.). To date, the closing in LPA-2 has not occurred. Before execution of LPA-2, we had the Land appraised by Zhanmao to determine the Land-2’s fair market value. Zhanmao appraised the Land at TWD$1,093,233,329 (US$36,871,275.9). The appraisal report to Land-2 is the same report as the one attached as Exhibit 10.8.

We have not yet determined our specific use for the land, although we intend to either use it to develop scenic, destination real estate or hold it for later resale when we need to raise funds. We have entered into non-binding letters of intent to acquire several other properties in Taiwan, all of which we have disclosed on current reports on Form 8-K previously filed with the Securities and Exchange Commission. Once we complete all of these acquisitions, expected by the end of the first quarter 2014, we will evaluate our land holdings in their entirety and develop an overall plan on how to develop and/or utilize the properties.

Item 3.02         Unregistered Sale of Equity Securities.

Reference is made to the disclosures set forth under Item 1.01 of this report, which are incorporated herein by reference.

Our issuance of 33,426,757 shares of our common stock pursuant to the Subscription Agreements, each dated December 27, 2013, were not issued in a “public offering” as defined in Section 4(2) of the Securities Act of 1933, as amended, (the “Securities Act”) and met the requirements to qualify for exemption from registration pursuant to either Regulation S or Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The sale of shares exempt from registration under Regulation S was all made outside of the U.S. to non-U.S. persons.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy securities. The securities have not been registered under the Securities Act and may not be offered or sold in the U.S. absent registration or an exemption from registration under the Securities Act.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are being filed herewith:

Exhibit No. and Description

10.1	Land Purchase Agreement, dated as of December 27, 2013, between Green Forest Management Consulting Inc. and Yu, Chien-Yang

10.2	Promissory Note, dated as of December 27, 2013, between Green Forest Management Consulting Inc. and Yu Chien-Yang

10.3	Agreement of Assignment, Assumption and Release, dated as of December 27, 2013, by and among San Lotus Holding Inc.; Green Forest Management Consulting Inc.; and Yu, Chien-Yang

10.4	Cancellation of Promissory Note, dated as of December 27, 2013, by and between San Lotus Holding Inc.; Green Forest Management Consulting Inc.; and Yu, Chien-Yang

10.5	Regulation S Stock Purchase Agreement, dated as of December 27, 2013, between San Lotus Holding Inc. and the Purchasers Named Therein.

10.6	Regulation D Stock Purchase Agreement, dated as of December 27, 2013, between San Lotus Holding Inc. and the Purchasers Named Therein.

10.7	Land Purchase Agreement, dated as of December 27, 2013, between Green Forest Management Consulting Inc. and Chen, Kuan-Yu

10.8	Appraisal Report of Zhanmao Real Estate Appraisers Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN LOTUS HOLDING INC.
Dated: December 30, 2013
	By:	/s/ Chen, Li-Hsing
Chen Li-Hsing
President and Chairman of the Board

EXHIBIT INDEX

Exhibit No. and Description

10.1	Land Purchase Agreement, dated as of December 27, 2013, between Green Forest Management Consulting Inc. and Yu, Chien-Yang

10.2	Promissory Note, dated as of December 27, 2013, between Green Forest Management Consulting Inc. and Yu, Chien-Yang

10.3	Agreement of Assignment, Assumption and Release, dated as of December 27, 2013, by and among San Lotus Holding Inc.; Green Forest Management Consulting Inc.; and Yu, Chien-Yang

10.4	Cancellation of Promissory Note, dated as of December 27, 2013, by and between San Lotus Holding Inc.; Green Forest Management Consulting Inc.; and Yu, Chien-Yang

10.5	Regulation S Stock Purchase Agreement, dated as of December 27, 2013, between San Lotus Holding Inc. and the Purchasers Named Therein.

10.6	Regulation D Stock Purchase Agreement, dated as of December 27, 2013, between San Lotus Holding Inc. and the Purchasers Named Therein.

10.7	Land Purchase Agreement, dated as of December 27, 2013, between Green Forest Management Consulting Inc. and Chen, Kuan-Yu

10.8	Appraisal Report of Zhanmao Real Estate Appraisers Firm.